Deferred Revenue	6 Months Ended
Dec. 31, 2015
Deferred Revenue {1}
Deferred Revenue Disclosure
6.	Deferred Revenue

In June 2015, the Company entered into an exclusive manufacture and supply agreement with Rodney Peterson or his designee, Rocky Mountain High Canada (RMHC) for distribution rights to Rocky Mountain High Canada, Inc. Under the agreement, RMHC was required to pay the Company $500,000 before June 30, 2015 and submit an additional $150,000 prior to the production run for the 1,000,000 cans of product covered under the agreement. At this time the Company does not expect Rodney Peterson nor Rocky Mountain Canada, Inc. to fulfill its contractual obligation. Rocky Mountain High Brands, Inc. has filed a breach of contract law suit with the objective of recovering outstanding obligations. The Company received $200,000 on July 29, 2015 and $300,000 on August 28, 2015 and has recorded as deferred revenue in the accompanying balance sheet at December 31, 2015.